                                                                    Exhibit 10.6




                                      LEASE

                                 BY AND BETWEEN

          RREEF MID-CITIES INDUSTRIAL L.P., A TEXAS LIMITED PARTNERSHIP
                                   AS LANDLORD

                                       AND

            BABBAGE'S ETC. LLC, A DELAWARE LIMITED LIABILITY COMPANY
                                    AS TENANT

                                TABLE OF CONTENTS


Article                                                                     Page
1.    USE AND RESTRICTIONS ON USE.........................................    1

2.    TERM................................................................    1

3.    RENT................................................................    2

4.    RENT ADJUSTMENTS....................................................    2

5.    SECURITY DEPOSIT....................................................    4

6.    ALTERATIONS.........................................................    4

7.    REPAIR..............................................................    5

8.    LIENS...............................................................    6

9.    ASSIGNMENT AND SUBLETTING...........................................    6

10.   INDEMNIFICATION.....................................................    8

11.   INSURANCE...........................................................    8

12.   WAIVER OF SUBROGATION...............................................    9

13.   SERVICES AND UTILITIES..............................................    9

14.   HOLDING OVER........................................................    9

15.   SUBORDINATION.......................................................    9

16.   RULES AND REGULATIONS...............................................    9

17.   RE-ENTRY BY LANDLORD................................................   10

18.   DEFAULT.............................................................   10

19.   REMEDIES............................................................   11

20.   TENANT'S BANKRUPTCY OR INSOLVENCY...................................   13

21.   QUIET ENJOYMENT.....................................................   14

22.   DAMAGE BY FIRE, ETC.................................................   14

23.   EMINENT DOMAIN......................................................   15

24.   SALE BY LANDLORD....................................................   15

25.   ESTOPPEL CERTIFICATES...............................................   15

26.   SURRENDER OF PREMISES...............................................   16

27.   NOTICES.............................................................   16

28.   TAXES PAYABLE BY TENANT.............................................   16

29.   RELOCATION OF TENANT................................................   17

30.   DEFINED TERMS AND HEADINGS..........................................   17




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                                                                        Initials

Article                                                                     Page
31.   TENANT'S AUTHORITY..................................................   17

32.   COMMISSIONS.........................................................   17

33.   TIME AND APPLICABLE LAW.............................................   17

34.   SUCCESSORS AND ASSIGNS..............................................   17

35.   ENTIRE AGREEMENT....................................................   18

36.   EXAMINATION NOT OPTION..............................................   18

37.   RECORDATION.........................................................   18

38.   LIMITATION OF LANDLORD'S LIABILITY..................................   18

39.   RENEWAL OPTION......................................................   18

40.   LANDLORD'S RIGHT TO TERMINATE.......................................   19

41.   TENANT'S RIGHT TO TERMINATE.........................................   19

42.   TENANT'S RIGHT TO USE ADJACENT AREA.................................   19

43.   PARKING.............................................................   20



EXHIBIT A - PREMISES
EXHIBIT B - INITIAL ALTERATIONS
EXHIBIT C - RULES AND REGULATIONS
EXHIBIT D - ADDITIONAL SURRENDER CONDITIONS
EXHIBIT E - SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT




                                                                        --------
                                                                        Initials

                        MULTI-TENANT INDUSTRIAL NET LEASE
                                 REFERENCE PAGE

BUILDING:                               2250 William D. Tate Avenue, Grapevine, Texas

LANDLORD:                               RREEF Mid-Cities Industrial L.P., a Texas limited
                                        partnership

LANDLORD'S ADDRESS:                     1406 Halsey Way, Suite 110, Carrollton, TX 75007

LEASE REFERENCE DATE:                   March 6, 1997

TENANT:                                 Babbage's Etc. LLC, a Delaware limited liability
                                        company

TENANT'S ADDRESS:
(a)  As of beginning of Term:           2250 William D. Tate Avenue, Grapevine, Texas 76051
(b)  Prior to beginning of Term
(if different)
                                        -------------------------------------------------------

PREMISES IDENTIFICATION:                Suite Number 2250
                                        (for outline of Premises see Exhibit A)

PREMISES RENTABLE AREA:                 approximately 168,450 sq. ft.

USE:                                    Office/warehouse & distribution of merchandise for sale
                                        at retail or wholesale, including, without limitation,
                                        consumer software and related merchandise and other
                                        incidental lawful uses relating to Tenant's business

COMMENCEMENT DATE:                      April 22, 1997

TERMINATION DATE:                       June 30, 2002

TERM OF LEASE (subject to renewal
option per Section 39 hereof):          5 years, 2 months and 9 days beginning on the
                                        Commencement Date and ending on the Termination
                                        Date (unless sooner terminated pursuant to the Lease)

ANNUAL RENT (Article 3):                $872,571.00

MONTHLY INSTALLMENT OF
ANNUAL RENT (Article 3):                $72,714.25

INITIAL ESTIMATED MONTHLY
INSTALLMENT OF RENT
ADJUSTMENTS (inclusive of Direct
Expenses and Taxes) (Article 4):        $15,300.00

TENANT'S PROPORTIONATE SHARE:           70

SECURITY DEPOSIT:                       $88,014.25

ASSIGNMENT/SUBLETTING FEE:              $2,500.00

REAL ESTATE BROKER DUE COMMISSION:      The Staubach Company

The Reference Page information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Page information and the Lease, the Lease shall control. This Lease includes Exhibit A through C, all of which are made a part of this Lease.

LANDLORD:                               TENANT:

RREEF Mid-Cities Industrial L.P.,       Babbage's Etc. LLC, a Delaware
a Texas limited partnership             limited liability company

By:    RREEF Management Company,
       a California corporation

By:    /s/ Phyllis L. Palis             By:     /s/ R. Richard Fontaine
       -------------------------               -----------------------------
           Phyllis L. Palis
Title:     District Manager             Title:     CEO
       -------------------------               -----------------------------

Dated: April 23, 1997                   Dated: 4/23/97
       -------------------------               -----------------------------

By:    /s/ Robert Chapman
       -------------------------
           Robert Chapman
           Portfolio Manager



                                                                        --------
                                                                        Initials

                                      LEASE

      By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Page. The Reference Page, including all terms defined thereon, is incorporated as part of this Lease.

1.    USE AND RESTRICTIONS ON USE.

      1.1 The Premises are to be used solely for the purposes stated on the Reference Page. Tenant shall not do or permit anything to be done in or about the Premises which will unreasonably obstruct or interfere with the rights of other tenants or occupants of the Building or unreasonably injure, annoy, or disturb them or allow the Premises to be used for any improper, immoral, unlawful, or reasonably objectionable purpose. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained, or the commission of any waste. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in connection with Tenant's use or occupancy of the Premises, all at Tenant's sole expense. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof. Landlord agrees to use reasonable efforts to impose and enforce upon other tenants of the Building, if any, provisions materially similar to those imposed upon Tenant in this Section 1.1.

      1.2 Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees to at any time, handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively "Hazardous Materials") flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively "Environmental Laws"), nor shall Tenant suffer or permit any Hazardous Materials to be used in the Premises in any manner not fully in compliance with all Environmental Laws, nor shall Tenant cause, directly or indirectly, Hazardous Materials to be used in the Building and appurtenant Land (as hereinafter defined) in a manner not fully in compliance with all Environmental Laws, nor cause, directly or indirectly the environment in the vicinity of the Building to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, and subject to Landlord's prior consent, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article 30) harmless from and against any and all loss, claims, liability or costs (including court costs and reasonable attorneys' fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws as required in this Section 1.2, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.2. Tenant agrees to promptly notify Landlord of any communication or complaint it receives concerning, or in the event it becomes aware of, the presence or alleged presence of any Hazardous Materials in, on or around the Premises, the Building or the Land or the violation of any Environmental Laws in connection therewith. In addition, Landlord agrees that it will take reasonable precautions to prevent the contamination of the Premises, the Building and the Land with Hazardous Materials by third parties.

2.    TERM.

      2.1 The Term of this Lease shall begin on the Commencement Date and shall terminate, unless extended as provided herein, on the Termination Date (unless sooner terminated pursuant to this Lease).

      2.2 Landlord and Tenant acknowledge and agree that this Lease amends, restates, replaces and supersedes Tenant's license (the "License") pursuant to the "Order" (defined below) to remain in possession



                                                                        --------
                                                                        Initials
of the Building through June 30, 1997 on the terms and conditions set forth in
(i) that certain Commercial Lease Agreement dated October 19, 1995 (the "Prior Lease") by and between MEPC Quorum Properties II Inc., as landlord, and NeoStar Retail Group, Inc. ("NeoStar"), as tenant, and (ii) that certain "RREEF Agreement" as defined in the Order. Accordingly, Landlord and Tenant acknowledge and agree that, effective as of the Commencement Date of this Lease, the License and any and all rights and obligations of Landlord and Tenant under the RREEF Agreement and the Prior Lease will be deemed terminated and of no further force and effect. Landlord and Tenant acknowledge and agree that Tenant, pursuant to that certain Order pursuant to Sections 105(a), 363(b)(1), 363(f), 365(b) and 365(f) of the Bankruptcy Code Authorizing and Approving the Sale of Debtors' Assets, the Assumption and Assignment of Leases, Rejection of Leases, and Assumption and Assignment of Verifone Executory Contract (the "Order") entered November 27, 1996 by the Honorable Steven A. Felsenthal, United States Bankruptcy Court, Northern District of Texas, Dallas Subdivision, Case No. 395-36648-SAF-11 through Case No. 396-36652-SAF-11 (administratively consolidated), has prepaid all rental obligations and other sums payable under the Prior Lease and the RREEF Agreement, if any, through June 30, 1997, and accordingly, all rental obligations under this Lease will not commence until July 1, 1997. Notwithstanding anything in this Article 42 to the contrary, Landlord does not hereby waive any of its rights or remedies it is entitled to pursue, if any, against NeoStar under the Prior Lease, the RREEF Agreement or the Order, or at law or equity with respect to those obligations of NeoStar, if any, that existed under the Prior Lease or that resulted from the rejection of the Prior Lease, including, without limitation, the payment of any and all sums still due Landlord under the Prior Lease, the RREEF Agreement or the Order.

      2.3   Intentionally Deleted.

3.    RENT.

      3.1 Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month commencing on July 1, 1997 and continuing through the remainder of the Term, except that the first month's rent shall be paid upon the execution of this Lease. The Monthly Installment of Rent in effect at any time shall be one- twelfth of the Annual Rent in effect at such time. Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon a thirty
(30) day month. Said rent shall be paid to Landlord, without deduction or offset (except as may be expressly provided herein) and without notice or demand, at the Landlord's address, as set forth on the Reference Page, or to such other person or at such other place as Landlord may from time to time designate in writing.

      3.2 Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is not paid within five (5) days after the date when due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to the greater of: (a) Fifty Dollars ($50.00), or (b) a sum equal to five percent (5%) of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be added to Tenant's obligation for each successive monthly period until paid. The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord's remedies pursuant to
Article 19 in the event said rent or other payment is unpaid after date due.

4.    RENT ADJUSTMENTS.

      4.1 For the purpose of this Article 4, the following terms are defined as follows:

            4.1.1 Lease Year: Each calendar year falling partly or wholly within the Term.

            4.1.2 Direct Expenses: All direct costs of operation, maintenance, repair and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this Section
4.1.2 for similar tenants), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or reasonably desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas, and waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signaling system); window cleaning costs; labor costs; costs and expenses of managing the Building including commercially-reasonable and competitively-priced management fees; air conditioning maintenance costs; elevator maintenance fees and supplies; material costs; equipment costs


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                                                                        Initials
including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment other than capital items; current rental and leasing costs of items which would be amortizable capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; reasonable accounting and legal fees; any sales, use or service taxes incurred in connection therewith. Direct Expenses shall not include depreciation or amortization of the Building or equipment in the Building except as provided herein, loan principal payments, costs of alterations of tenants' premises, leasing commissions, interest expenses and amortization of debt, advertising costs or management salaries for executive personnel other than off-site personnel directly engaged in the management, operation and maintenance of the Building and further provided that all costs of such personnel working on projects other than the Building shall be limited to an equitable allocation. In addition, Landlord shall be entitled to amortize and include as an additional rental adjustment: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses; (ii) fire sprinklers and suppression systems and other life safety systems; and (iii) other capital expenses which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed. All such costs shall be amortized over the reasonable life of such improvements in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the prime lending rate announced from time to time as such by The Northern Trust Company of Chicago, Illinois.

            4.1.3 Taxes: Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land (the "Land") appurtenant to the Building as shown and labeled on Exhibit A hereto (collectively, "Taxes"), or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of such tax payments made by such lessor, and all reasonable fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease, the Land or the Building.

      4.2 Tenant shall pay, in accordance with Section 4.4 below, as additional rent for each Lease Year Tenant's Proportionate Share of Direct Expenses and Taxes incurred for such Lease Year.

      4.3 The annual determination of Direct Expenses shall be made by Landlord and delivered to Tenant within one hundred fifty (150) days of the end of each Lease Year and, if certified by a nationally recognized firm of public accountants selected by Landlord, shall be binding upon Landlord and Tenant. Tenant and/or its consultants may review the books and records supporting such determination in the office of Landlord, or Landlord's agent, during normal business hours, upon giving Landlord five (5) days' advance written notice within sixty (60) days after receipt of such determination, but in no event more often than once in any one year period. In the event that during all or any portion of any Lease Year, the Building is not fully rented and occupied Landlord may make any appropriate adjustment in occupancy-related Direct Expenses for such year for the purpose of avoiding distortion of the amount of such Direct Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing sound accounting and management principles to determine Direct Expenses that would have been paid or incurred by Landlord had the Building been fully rented and occupied, and the amount so determined shall be deemed to have been Direct Expenses for such Lease Year.

      4.4 Prior to the actual determination thereof for a Lease Year, Landlord shall from time to time estimate Tenant's liability for Direct Expenses and/or Taxes under Section 4.2 and Article 6 for the Lease Year or portion thereof. Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of the monthly installments of such estimate. Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

      4.5 When the above mentioned actual determination of Tenant's liability for Direct Expenses and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

            4.5.1 If the total additional rent Tenant actually paid pursuant to
Section 4.4 on account of Direct Expenses and/or Taxes for the Lease Year is less than Tenant's liability for Direct Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty
(30) days of receipt of Landlord's bill therefor; and




                                                                        --------
                                                                        Initials

            4.5.2 If the total additional rent Tenant actually paid pursuant to
Section 4.4 on account of Direct Expenses and/or Taxes for the Lease Year is more than Tenant's liability for Direct Expenses and/or Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4.

      4.6 If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant's liability for Direct Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5.    SECURITY DEPOSIT.

      Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord's damage in case of Tenant's default. In the event of an "Event of Default" (as hereinafter defined) by Tenant, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion is so used, Tenant shall within fifteen (15) days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. The Security Deposit or any balance thereof (subsequent to Landlord's exercise of its rights set forth in this Article 5) shall be returned to Tenant at such time after termination of this Lease (but not more than ninety (90) days after such termination, provided Tenant has given Landlord Tenant's forwarding address in writing) when Landlord shall have determined that all of Tenant's obligations under this Lease have been fulfilled.

6.    ALTERATIONS.

      6.1 Except for those, if any, specifically provided for in Article 42 hereof or in Exhibit B to this Lease, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord, which, in connection with improvements as required by Articles 7 and 42 hereof, shall be reasonably and promptly given. When applying for such consent, Tenant shall, if reasonably requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements.

      6.2 In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made using Landlord's contractor, if competitively priced (unless Landlord agrees otherwise) at Tenant's sole cost and expense. If Tenant shall employ any contractor other than Landlord's contractor and such other contractor or any subcontractor of such other contractor shall employ any non-union labor or supplier, Tenant shall be responsible for any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor. In any event Landlord may charge Tenant a reasonable charge to cover its overhead as it relates to such proposed work; provided such charge is disclosed to Tenant in Landlord's consent to such work.

      6.3 All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations and Tenant shall, prior to construction, provide the additional insurance required under Article 11 in such case, and also all such assurances, to Landlord, including but not limited to, waivers of lien, surety company performance bonds and personal guaranties of individuals of substance as Landlord shall reasonably require to assure payment of the costs thereof and to protect Landlord and the Building and appurtenant land against any loss from any mechanic's, materialmen's or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord's election said sums shall be paid in the same way as sums due under Article 4.

      6.4 All alterations, additions, and improvements in, on, or to the Premises made or installed by Tenant, including carpeting, shall be and remain the property of Tenant during the Term but, excepting furniture, furnishings, movable partitions of less than full height from floor to ceiling and other trade fixtures, shall become a part of the realty and belong to Landlord without compensation to Tenant upon the expiration or sooner termination of the Term, at which time title shall pass to Landlord under this Lease as




                                                                        --------
                                                                        Initials
by a bill of sale, unless Landlord elects otherwise. Upon such election by Landlord, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any such alterations, additions or improvements which are designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the Premises to their original condition, reasonable wear and tear and damage by fire or other casualty excepted.

7.    REPAIR.

      7.1 Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair, replace and maintain the roof, foundation and the structural soundness of the exterior walls of the Building. Landlord shall also maintain and replace the landscaping surrounding the exterior of the Building and within the Land to a condition no less than that existing as of the Commencement Date. By taking possession of the Premises, Tenant accepts them (except for those items Landlord shall be obligated to repair, replace and maintain pursuant to the preceding sentence) as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them. It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for a period of time in excess of thirty (30) days (or such longer period of time as may be reasonably required by virtue of the nature of the matter to be cured, provided Landlord commences such cure within said thirty (30) day period and diligently pursues same to completion) after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

      7.2 Except as provided in Section 7.1 hereof, Tenant shall at its own cost and expense keep and maintain all parts of the non-structural elements of the Premises and such portion of the Building and improvements as are within the exclusive control of Tenant in good condition, inclusive of Tenant's Proportionate Share of the parking lot within the Land, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original (including, but not limited to, repair and replacement of all fixtures installed by Tenant, water heaters exclusively serving the Premises, windows, glass and plate glass, doors, exterior stairs, skylights, any special office entries, interior walls and finish work, floors and floor coverings, heating and air conditioning systems exclusively serving the Premises, electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, and performance of regular removal of trash and debris). Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition. Tenant will, as far as possible keep all such parts of the Premises from deterioration due to ordinary wear and from failing temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, reasonable wear and tear, and loss by fire or other casualty excepted (but not excepting any damage to glass). Tenant shall, at its own cost and expense, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, employees, invitees, or any other person entering upon the Premises as a result of Tenant's business activities or caused by Tenant's default hereunder.

      7.3 Except as provided in Article 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building. Except to the extent, if any, prohibited by law, Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

      7.4 Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing all heating and air conditioning systems and equipment exclusively serving the Premises (and a copy thereof shall be furnished to Landlord). The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. Landlord may, upon notice to Tenant, enter into such a maintenance/service contract on behalf of Tenant or perform the work and in either case, charge Tenant the reasonable cost thereof along with a reasonable amount for Landlord's overhead.

      7.5   Intentionally Deleted.




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                                       -5-

8.    LIENS.

      Tenant shall keep the Premises, the Building and appurtenant land and Tenant's leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept, Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to it by Tenant on demand.

9.    ASSIGNMENT AND SUBLETTING.

      9.1 Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises. In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least ninety (90) days but no more than one hundred eighty (180) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial reports and other relevant financial information of the proposed subtenant or assignee.

      9.2 Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease.

      9.3 In addition to Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice given by Landlord to Tenant within sixty
(60) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Premises pursuant to this Section, the Term of this Lease shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term. If Landlord recaptures under this Section only a portion of the Premises, the rent to be paid from time to time during the unexpired Term shall abate proportionately based on the proportion by which the approximate square footage of the remaining portion of the Premises shall be less than that of the Premises as of the date immediately prior to such recapture. If Landlord recaptures all or a portion of the Premises under this Section 9.3, Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation (said commission being eight cents ($.08) per square foot of Premises' Rentable Area and amortized on a straight-line basis over a five (5) year Term) on the part of Landlord with respect to this Lease (or pro rata portion thereof in the case of a partial recapture), and any commissions which may be due and owing as a result of any assignment or subletting.

      9.4 In the event that Tenant sells, sublets, assigns or transfers this Lease, Tenant shall pay to Landlord as additional rent an amount equal to one hundred percent (100%) of any Increased Rent (as defined below) when and as such Increased Rent is received by Tenant. As used in this Section, "Increased Rent" shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease net of broker commissions, tenant improvements and other reasonable costs incurred by Tenant in effecting such transfer, over (ii) the rent otherwise payable by Tenant under this Lease at such time. For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith.



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
      9.5 Notwithstanding any other provision hereof, Tenant shall have no right to make (and Landlord shall have the absolute right to refuse consent to) any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant's notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured Event of Default of Tenant or matter which will become an Event of Default of Tenant with passage of time unless cured, or if the proposed assignee or sublessee is an entity: (a) with which Landlord is already in negotiation as evidenced by the issuance of a written proposal; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is incompatible with the character of occupancy of the Building in Landlord's reasonable business judgment; or (e) would subject the Premises to a use which would: (i) involve unreasonable increased personnel or wear upon the Building; (ii) violate any exclusive right granted to another tenant of the Building; (iii) require any unreasonable addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements; or (iv) involve a violation of Section 1.2. Tenant expressly agrees that Landlord shall have the absolute right to refuse consent to any such assignment or sublease for the reasons set forth in this Section 9.5 and that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord such refusal shall be reasonable.

      9.6 Upon any request to assign or sublet, Tenant will pay to Landlord the Assignment/Subletting Fee plus, on demand, a sum equal to all of Landlord's costs, including reasonable attorneys' fees, incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord's consent is not required for, such assignment, pledge or sublease. Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.

      9.7 If Tenant is a corporation, partnership, limited liability company or trust, any transfer or transfers of or change or changes within any twelve month period in the number of the outstanding voting shares of the corporation, the general partnership interests in the partnership or the identity of the persons or entities controlling the activities of such partnership, limited liability company or trust resulting in the persons or entities owning or controlling a majority of such shares, partnership interests, ownership interests or activities of such partnership, limited liability company or trust at the beginning of such period no longer having such ownership or control shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this Article 9 to the same extent and for all intents and purposes as though such an assignment had occurred; provided, however, if such transferee has a financial net worth equal to or greater than that of Tenant as of the Commencement Date of this Lease (as reasonably determined by Landlord) then such transfer will be deemed by Landlord as reasonable and provided Tenant and such transferee comply with all other terms and conditions of this Article 9, such assignment shall be consented to by Landlord.

      9.8 Notwithstanding the foregoing provisions of this Article 9 to the contrary, Tenant shall be permitted to assign this Lease, or sublet all or a portion of the Premises, to an Affiliate (as hereinafter defined) of Tenant without the prior consent of Landlord, if all of the following conditions are first satisfied: (1) no Event of Default shall then exist under this Lease; (2) a fully executed copy of such assignment or sublease, the assumption of this Lease by the assignee or acceptance of the sublease by the sublessee, and such other information regarding the assignment or sublease as Landlord may reasonably request, shall have been delivered to Landlord; (3) the Premises shall continue to be operated solely for the use specified in the Reference Page or other use acceptable to Landlord in its sole discretion; and (4) Tenant shall pay all the costs and expenses referred to in Section 9.6 above. Tenant acknowledges (and, at Landlord's request, at the time of such assignment or subletting shall confirm) that in each instance Tenant shall remain liable for performance of the terms and conditions of the Lease despite such assignment or subletting. As used herein the term "Affiliate" shall mean an entity which (i) directly or indirectly controls Tenant or (ii) is under the direct or indirect control of Tenant or (iii) is under common direct or indirect control with Tenant. Control shall mean ownership of fifty-one percent (51%) or more of the voting securities or rights of the controlled entity.

10.   INDEMNIFICATION.

      None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except that Landlord will indemnify and hold Tenant harmless from such claims to the extent caused by or arising from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors or any breach or default on the part of Landlord in the



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                                       -7-
performance of any covenant or agreement on the part of the Landlord to be performed pursuant to this Lease. Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and reasonable attorneys' fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant, its agents, servants, employees, invitees, or visitors to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; (c) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to the non-structural condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11.   INSURANCE.

      11.1 Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, or such larger amount as Landlord may prudently and reasonably require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) insurance protecting against liability under Worker's Compensation Laws with limits at least as required by statute; (d) Employer's Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease--each employee; (e) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant's alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and (f) Business Interruption Insurance with limit of liability representing loss of at least approximately six months of income.

      11.2 Each of the aforesaid policies shall (a) be provided at Tenant's expense; (b) name the Landlord and building management company, if any, as additional insureds; (c) be issued by an insurance company with a minimum Best's rating of "A:VII" during the Term or otherwise reasonably acceptable to Landlord; and (d) provide that said insurance shall not be cancelled unless thirty (30) days' prior written notice (ten days for non-payment of premium) shall have been given to Landlord; and said policy or policies or certificates thereof shall be delivered to Landlord, by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

      11.3 Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises ("Work") the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall reasonably require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

      11.4 Landlord shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect Tenant against any liability to the public or to Tenant's employees or invitees incidental to the use of or arising from any accident occurring in or upon the common areas of the Building with a limit of not less than $1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; and (b) All Risk or Special Form coverage protecting Landlord against loss of or damage to the Building or the Premises to the replacement value of the property so insured.

12.   WAIVER OF SUBROGATION.

      So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.




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                                                                        Initials

13.   SERVICES AND UTILITIES.

      Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. Tenant shall furnish all electric light bulbs, tubes and ballasts, battery packs for emergency lighting and fire extinguishers. If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly metered with other premises as determined by Landlord, in its sole discretion, to be reasonable. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises unless due to the gross negligence or willful misconduct of Landlord and in such event Landlord's liability shall be limited to abatement of Annual Rental until such utility services are restored.

14.   HOLDING OVER.

      Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate ("Holdover Rate") which shall be 150% of the greater of:
(a) the amount of the Annual Rent for the last period prior to the date of such termination; and (b) the then market rental value of the Premises as determined reasonably and in good faith by Landlord assuming a new lease of the Premises of the then usual duration and other terms, in either case prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention. During such Holdover Period, Tenant agrees to pay all Rent Adjustments under Article 4. If Landlord gives notice to Tenant of Landlord's election to that effect, such holding over shall constitute renewal of this Lease for a period from month to month at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created. In any event, no provision of this Article 14 shall be deemed to waive Landlord's right of re-entry or any other right under this Lease or at law.

15.   SUBORDINATION.

      Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust hereafter placed on, against or affecting the Building, Landlord's interest or estate in the Building, or any ground or underlying lease; provided that the holder of any mortgage, deed of trust, ground or underlying leases entered into after the date hereof enters into a subordination, non-disturbance and attornment agreement, in the form attached hereto as Exhibit E and made a part hereof for all purposes, and containing such reasonable modifications as the holder of any such mortgage, deed of trust, ground or underlying leases might request, and; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord. Landlord acknowledges that the Building, as of the Commencement Date, is not encumbered by a mortgage or deed of trust lien.

16.   RULES AND REGULATIONS.

      Provided all tenants are subject to substantially the same rules and regulations, Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit C to this Lease and all reasonable modifications of and additions to them from time to time put into effect by Landlord. Landlord shall use reasonable efforts to enforce such rules and regulations on a uniform, non-discriminating basis; however, Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

17.   RE-ENTRY BY LANDLORD.

      17.1 Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to show said Premises to prospective purchasers, mortgagees or tenants, and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be



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                                                                        Initials
performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably.

      17.2 Landlord shall have the right at any time to change the arrangement and/or locations of driveway entrances, landscaping or other public parts of the Building, if any, and to change the name, number or designation by which the Building is commonly known; provided entrances to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged.

      17.3 Provided Landlord complies with the provisions of this Article 17, Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17. Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Article 17.

      17.4 For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant's vaults and safes or special security areas (designated in advance in writing), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. As to any portion to which access cannot be had by means of a key or keys in Landlord's possession, Landlord is authorized to gain access by such means as Landlord shall reasonably elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord as additional rent upon demand.

18.   DEFAULT.

      18.1 Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

            18.1.1 Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of ten (10) days after written notice that such payment was not made when due, but if any such notice shall be given twice in any twelve-month period, for the twelve month period commencing with the date of such second notice, the failure to pay within ten (10) days after due any additional sum of money becoming due to be paid to Landlord under this Lease during such period shall be an Event of Default, without notice.

            18.1.2 Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within thirty (30) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant, except that if, due to the nature of the failure, a cure cannot be reasonably completed within a thirty (30) day period, Tenant shall not be in default if Tenant commences such cure within such thirty (30) day period and pursues same with diligence to completion but provided however, that such cure is completed within sixty (60) days from the date of such notice from Landlord.

            18.1.3 Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only.

            18.1.4 Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

            18.1.5 A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking



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                                      -10-
reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or, decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof.

19.   REMEDIES.

      19.1 Except as otherwise provided in Article 20, upon the occurrence of any of the Events of Default described or referred to in Article 18, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not, except as limited by applicable law, alternatively:

            19.1.1 Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease.

            19.1.2 Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant's signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord under this Lease or by operation of law.

            19.1.3 Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of: (a) an amount equal to the then present value of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the fair rental value of the Premises for such residue; (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses described in Section 19.1.4 relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Tenant.

            19.1.4 Upon any termination of Tenant's right to possession only without termination of the Lease:

                  19.1.4.1 Neither such termination of Tenant's right to possession nor Landlord's taking and holding possession thereof as provided in
Section 19.1.2 shall terminate the Lease or release Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent, under this Lease for the full Term.

                  19.1.4.2 Landlord may, but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord, in its commercially-reasonable business judgment, shall determine (including the right to relet the premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises). In connection with or in preparation for any reletting, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting, including, without limitation, any commission incurred by Landlord. If Landlord decides to relet the Premises or a duty to relet is imposed upon Landlord by law, Landlord and Tenant agree that nevertheless Landlord shall at most be required to use only the same efforts Landlord then uses to lease premises in the Building generally and that in any case that Landlord shall not be required to give any preference or priority to the showing or leasing of the Premises over any other space that Landlord may be leasing or have available and may place a suitable prospective tenant in any such other space regardless of when such other space becomes available. Landlord shall not be required to observe any instruction given by Tenant about any reletting or accept any tenant offered by Tenant unless such offered tenant has a credit-worthiness acceptable to Landlord and leases the entire Premises upon terms and conditions including a rate of rent (after giving effect to all expenditures by Landlord for tenant improvements, broker's commissions and other leasing costs) all no less favorable to Landlord than as called for in this Lease, nor shall Landlord be required to make or permit any assignment or sublease for more than the current term or which Landlord would not be required to permit under the provisions of
Article 9.


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
                  19.1.4.3 Until such time as Landlord shall elect to terminate the Lease and shall thereupon be entitled to recover the amounts specified in such case in Section 19.1.3, Tenant shall pay to Landlord upon demand the full amount of all rent, including any amounts treated as additional rent under this Lease and other sums reserved in this Lease for the remaining Term, together with the reasonable costs of repairs, alterations, additions, redecorating and Landlord's expenses of reletting and the collection of the rent accruing therefrom (including reasonable attorneys' fees and broker's commissions), as the same shall then be due or become due from time to time, less only such consideration as Landlord may have received from any reletting of the Premises; and Tenant agrees that Landlord may file suits from time to time to recover any sums falling due under this Article 19 as they become due. Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant's future obligations under this Lease but shall not otherwise be refunded to Tenant or inure to Tenant's benefit.

      19.2 Landlord may, at Landlord's option, enter into and upon the Premises if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease (and with respect to which an Event of Default has occurred) and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant's business resulting therefrom. If Tenant shall have vacated the Premises, Landlord may at Landlord's option re-enter the Premises at any time during the last six months of the then current Term of this Lease and make any and all such changes, alterations, revisions, additions and tenant and other improvements in or about the Premises as Landlord shall elect, all without any abatement of any of the rent otherwise to be paid by Tenant under this Lease.

      19.3 If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies arising under this Lease, Tenant agrees to pay all Landlord's reasonable attorneys' fees so incurred. Notwithstanding the foregoing, in any litigation between Landlord and Tenant arising out of this Lease, the non-prevailing party shall be responsible for the reasonable attorneys' fees and costs of the prevailing party. Tenant expressly waives any right to: (a) trial by jury; and (b) service of any notice required by any present or future law or ordinance applicable to landlords or tenants but not required by the terms of this Lease.

      19.4 Except as limited by applicable law, pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease, except as limited by applicable law, constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

      19.5 No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of the payment of rental or other payments after the occurrence of an Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord's right to enforce any such remedies with respect to such Default or any subsequent Default.

      19.6 Within fifteen (15) days after request from Tenant, Landlord shall execute a subordination agreement in favor of Tenant's lender with respect to any liens arising in favor of Landlord against Tenant's fixtures, inventory and personal property. Such subordination agreement shall be in a form reasonably acceptable to Tenant, Tenant's lender, Landlord and, if any, Landlord's lender.

      19.7 Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any find all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the



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
Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

      19.8 In the event of any default by Landlord of any of its obligations under this Lease, Tenant shall give Landlord (and any mortgagee of which Tenant has received written notice) written notice specifying such default with particularity and Landlord (and any mortgagee) shall thereupon have thirty (30) days (plus such additional reasonable period as may be required in the exercise by Landlord or the mortgagee of due diligence in order to cure defaults that are not reasonably susceptible of being cured within 30 days) in which to cure any such default. Unless and until Landlord (and any mortgagee) fails to cure any default within such 30 day (or longer) period after such notice, except as otherwise expressly stated in this Lease, Tenant shall not have any remedy or cause of action by reason thereof. If Landlord (and any mortgagee) fails to cure any default within the 30 day (or longer) period after notice thereof from Tenant pursuant to this Section 19.8, Tenant may pursue any and all remedies available to it at law or equity under this Lease.

20.   TENANT'S BANKRUPTCY OR INSOLVENCY.

      20.1 If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a "Debtor's Law"):

            20.1.1 Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant's assets (each a "Tenant's Representative") shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor's Law. Without limitation of the generality of the foregoing, any right of any Tenant's Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

                  20.1.1.1 Such Debtor's Law shall provide to Tenant's Representative a right of assumption of this Lease which Tenant's Representative shall have timely exercised and Tenant's Representative shall have fully cured any default of Tenant under this Lease.

                  20.1.1.2 Tenant's Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of (a) three months' rent and other monetary charges accruing under this Lease; and (b) any sum specified in
Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant's Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant's Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant's obligations under this Lease.

                  20.1.1.3 The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

                  20.1.1.4 Landlord shall have, or would have had absent the Debtor's Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21.   QUIET ENJOYMENT.

      Landlord represents and warrants that it has full right and authority to enter into this Lease, that there are no ground or superior leases existing as of the Commencement Date, and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. Provided that Landlord shall have used commercially reasonable efforts to end or minimize interference or disturbance by tenants or third persons after Tenant has requested Landlord to do so, Landlord shall not be liable for any such interference or disturbance by other tenants, or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.



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
22.   DAMAGE BY FIRE, ETC.

      22.1 In the event the Premises are damaged by fire or other cause and in Landlord's reasonable estimation such damage can be materially restored within one hundred eighty (180) days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of gent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord's reasonable estimation of the length of time within which material restoration can be made, and Landlord's determination shall be binding on Tenant. For purposes of this Lease, the Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was being used immediately before such damage.

      22.2 If such repairs cannot, in Landlord's reasonable estimation, be made within one hundred eighty (180) days, Tenant shall have the option of giving Landlord, at any time within sixty (60) days after such damage (provided Tenant has received notice of Landlord's reasonable estimation within said forty-five
(45) day period), notice terminating this Lease as of the date of such damage. If such repairs cannot, in Landlord's reasonable estimation, be made within two hundred fifty (250) days, Landlord and Tenant shall each have the option of giving the other at any time within sixty (60) days after such damage (provided Tenant has received notice of Landlord's reasonable estimation within said forty-five (45) day period), notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1.

      22.3 Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises or belonging to Tenant except to the extent the same have become fixtures to the Building provided Landlord receives insurance proceeds for such items. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

      22.4 In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease by delivering; written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed, but in no event more than ninety (90) days of delay.

      22.5  Notwithstanding anything to the contrary contained in this Article:
(a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant in writing and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice in writing to Landlord within fifteen (15) days after receipt of Landlord's notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

      22.6 In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Landlord's responsibility to properly secure the Premises; however, it shall be the responsibility of Tenant upon notice from Landlord to remove forthwith, at its sole



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
cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall reasonably request.

23.   EMINENT DOMAIN.

      If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere, in Tenant's reasonable business judgment, with Tenant's use and occupancy of the Premises. If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances and Landlord, at its expense, shall restore and/or repair any part of the Premises damaged by such taking to a Building standard condition, unless the Premises contained above Building standard additions, fixtures and/or improvements and Landlord receives a condemnation award for such items. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant's trade fixtures, business interruption and moving expenses; Tenant shall make no claim for the value of any unexpired Term.

24.   SALE BY LANDLORD.

      In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, provided Landlord's transferee expressly assumes in writing all such future liability and delivers a copy of same to Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord may transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

25.   ESTOPPEL CERTIFICATES.

      Within fifteen (15) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee an estoppel certificate stating: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (e) such other matters as may be reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Within fifteen (15) days following any written request which Tenant may make from time to time (but not more than once in any given calendar year), Landlord shall execute and deliver to Tenant an estoppel certificate in a form substantially similar to that referred to above in this Article 25.

26.   SURRENDER OF PREMISES.

      26.1 Tenant shall, at least thirty (30) days before the last day of the Term, arrange to meet Landlord for a joint inspection of the Premises. Landlord agrees to use reasonable efforts to comply with Tenant's request to meet for such joint inspection. In the event of Tenant's failure to arrange such joint inspection to be held prior to vacating the Premises, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

      26.2 At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or



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                                      -15-
other casualty and in accordance with the terms and conditions referenced on Exhibit D and made a part hereof for all purposes. Tenant may, and at Landlord's request shall, at Tenant's sole cost, remove upon termination of this Lease, any and all furniture, furnishings, movable partitions of less than full height from floor to ceiling, trade fixtures and other, except as otherwise provided in
Article 6 hereof, property installed by Tenant, title to which shall not be in or pass automatically to Landlord upon such termination, repairing all damage caused by such removal, reasonable wear and tear excepted. Property not so removed shall, unless requested to be removed, be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale. All other alterations, additions and improvements in, on or to the Premises shall be dealt with and disposed of as provided in Article 6.

      26.3 All obligations of Landlord and Tenant under this Lease not fully performed or waived as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term. In the event that Tenant's failure to perform its obligations under this Article 26 materially prevents Landlord from releasing the Premises, Tenant shall continue to pay rent pursuant to the provisions of Article 14 until such performance is substantially complete. Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord (subject to the provisions of the last sentence of this Section 26.3) the amount, as estimated by Landlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant's obligation for unpaid amounts due or to become due to Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

27.   NOTICES.

      Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, shall be transmitted personally, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Page, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or it last known registered office.

28.   TAXES PAYABLE BY TENANT.

      In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political Subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant's gross receipts or payroll or the value of Tenant's equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29.   RELOCATION OF TENANT.

      Intentionally Deleted.

30.   DEFINED TERMS AND HEADINGS.

      The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following "Landlord Entities," being Landlord, Landlord's investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them. Any option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case my be. In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate



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                                      -16-
and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. The term "rentable area" shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas. Tenant hereby accepts and agrees to be bound by the figures for the rentable space footage of the Premises and Tenant's Proportionate Share shown on the Reference Page.

31.   TENANT'S AUTHORITY.

      If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. If Tenant signs as a partnership, trust or other legal entity, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has complied with all applicable laws, rules and governmental regulations relative to its right to do business in the state and that such entity on behalf of the Tenant was authorized to do so by any and all appropriate partnership, trust or other actions. Tenant agrees to furnish promptly upon request a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this Lease.

32.   COMMISSIONS.

      Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Page.

33.   TIME AND APPLICABLE LAW.

      Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

34.   SUCCESSORS AND ASSIGNS.

      Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

35.   ENTIRE AGREEMENT.

      This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

36.   EXAMINATION NOT OPTION.

      Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5, the first month's rent as set forth in Article 3 and any sum owed pursuant to this Lease.

37.   RECORDATION.

      Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.

38.   LIMITATION OF LANDLORD'S LIABILITY.

      Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord's interest in the Building. The obligations of Landlord under this Lease are not intended to and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, its investment manager, the



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                                      -17-
general partners thereof, or any beneficiaries, stockholders, employees, or agents of Landlord or the investment manager.

39.   RENEWAL OPTION.

      Tenant shall, have at its option (the "Renewal Option"), the right to renew and extend this Lease for one term of five (5) years (the "Renewal Term"). The Renewal Term shall commence immediately upon the expiration of the initial Term by Tenant's giving written notice thereof to Landlord no sooner than nine
(9) months nor later than six (6) months prior to the expiration of the initial Term; provided, however. Tenant shall have the right to give notice to Landlord that Tenant desires to exercise the Renewal Option up to twelve (12) months prior to the expiration of the initial Term in the event of a casualty described in Article 22. Once Tenant shall exercise any Renewal Option, Tenant may not thereafter revoke such exercise, except as expressly set forth below. Tenant shall not have the right to exercise any Renewal Option while an Event of Default by Tenant exists under this Lease or in the event an Event of Default existed more than three (3) times during the Term of this Lease. Tenant's failure to exercise timely a Renewal Option for any reason whatsoever shall conclusively be deemed a waiver of such Renewal Option. At Landlord's option, Landlord may adjust the Base Rental for the Renewal Term at an annual rate equal to the Fair Market Value Rate (as hereinafter defined) as of the beginning of the Renewal Term. As used in this Lease, "Fair Market Value Rate" shall mean the fair market value rental rate per square foot of rentable area per year in effect at the commencement of the Renewal Term for comparable tenants taking comparable space in comparable conditions under comparable terms in comparable buildings in the same rental market (hereinafter called "Comparable Buildings"); provided, however, that in no event shall the Base Rent for the Renewal Term be less than the Base Rent for the initial Term as adjusted according to the terms of this Lease. It is also agreed and understood that the Fair Market Value Rate shall include: (a) base rent; (b) rental operating expenses, property tax, and utility and expense adjustments that are being included as part of the terms and conditions of industrial tenant leases for comparable tenants in Comparable Buildings as of the time of determination of the Fair Market Value Rate. Landlord shall advise Tenant in writing within twenty (20) days after Tenant exercises the Renewal Option of the Fair Market Value Rate which shall be in effect as of the commencement date of the Renewal Term. Tenant shall then have fifteen (15) days to notify Landlord of its acceptance or rejection of the Fair Market Value Rate for the Renewal Term. In the event Tenant fails to so notify Landlord within the fifteen (15) day period Tenant shall be deemed to have not accepted the Fair Market Value Rate proposed by Landlord. Notwithstanding the prohibition on Tenant's right to revoke its exercise of the Renewal Option, in the event Tenant and Landlord are unable to agree on the Fair Market Value Rate for the Renewal Term within sixty (60) days after Tenant exercises the Renewal Option, Tenant shall be deemed to have revoked the Renewal Option and the Renewal Option shall be deemed null and void and of no further force or effect. Tenant shall take the Premises "as is" for the Renewal Term and Landlord shall have no obligation to make any improvements or alterations to the Premises. Except as set forth in this Article 39, the leasing of the Premises for the Renewal Term shall be upon the same terms and conditions as the leasing of the Premises for the initial Term and shall be upon and subject to all of the provisions of this Lease. Any Renewal Option granted to Tenant under this
Article 39 shall be personal to Tenant and shall not be transferred, encumbered, or assigned by Tenant or in any manner transferred to, or exercised by, any subtenant of Tenant. The Renewal Term will contain no further renewal options unless expressly granted by Landlord in writing.

40.   LANDLORD'S RIGHT TO TERMINATE.

      Landlord and Tenant hereby agree that Landlord shall have the right at any time up through and including June 30, 1998 to give notice to Tenant that it desires to terminate the Lease, such termination to become effective six (6) months after the date of delivery of such termination notice ("Right to Terminate"). Therefore, notice to terminate may be given by Landlord at any time between the Commencement Date and June 30, 1998. If Landlord exercises its Right to Terminate, the giving of notice will not affect in any way Tenant's obligations hereunder, including the obligation to pay Rent, between the time of the giving of such notice and the termination of the Lease. Once Landlord has exercised its Right to Terminate, Tenant shall have six (6) months to surrender the Premises in a clean condition (as described in Exhibit D to this Lease) and in accordance with Article 26 of the Lease, and neither party will have any obligations to the other except for those obligations which by their terms shall survive the termination of this Lease.

      Landlord agrees that regardless of the actual date of such termination notice, the effective date of the Lease termination shall not occur during the months of October, November, December and January (the "Blackout Period") of any lease year, but shall occur on the first (1st) business day following such Blackout Period.

      It is hereby agreed and understood that if Landlord elects to lease the Building as a multi-tenant building and leases the Adjacent Area (as hereinafter defined) of the Building to another tenant pursuant to



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                                                                        Initials
the provisions of Section 42 hereof, Landlord's Right to Terminate as set forth in this Section 40 shall become null and void.

41.   TENANT'S RIGHT TO TERMINATE.

      Landlord and Tenant hereby agree that Tenant shall have a one-time right to terminate this Lease (the "Termination Option") effective on June 30, 2000, by giving Landlord written notice no later than December 31, 1999, provided the Lease is in full force and effect, an Event of Default does not, as of such exercise date, then exist and an Event of Default has not existed more than three (3) times during the Term of this Lease. Should Tenant elect to exercise the Termination Option, Tenant shall pay to Landlord a termination fee equal to $291,294.75 (the "Termination Fee"). Tenant's notice will not be effective for any purpose unless it is accompanied by the Termination Fee. Once such notice is given, Tenant's Termination Option will be irrevocable and the Termination Fee deemed fully and completely earned by Landlord and non-refundable to Tenant. The giving of such notice by Tenant will not affect in any way Tenant's obligations under this Lease, including the obligation to pay Rent, between the time of the giving of such notice and the termination of the Lease. Once the Lease is terminated pursuant to this paragraph, neither party will have any obligations to the other except for those obligations which by their terms shall survive the termination of this Lease. If Tenant fails to exercise the Termination Option by December 31, 1999, the Termination Option shall become void and of no further force and effect.

42.   TENANT'S RIGHT TO USE ADJACENT AREA.

      Landlord agrees that Tenant may, at its option, use and occupy that portion of the Building shown and labeled on Exhibit A hereto as the "Adjacent Area," such Adjacent Area consisting of approximately 73,500 square feet. Tenant's use and occupancy of the Adjacent Area shall be in accordance with, and Tenant agrees to comply with, all of the terms and conditions of this Lease; provided, however, such use and occupancy shall not result in any increase in any of Tenant's rental obligations hereunder including, without limitation, Rent Adjustments per Article 4 hereof, nor shall the same cause an increase in Tenant's Proportionate Share. Tenant acknowledges and agrees that Landlord shall have the right at any time during the Term of this Lease to lease the Building as a multi-tenant building and lease, all or any portion of the Adjacent Area to another tenant. Commencing on July 1, 1997, if Landlord elects to do so, Landlord shall give Tenant thirty (30) days' advance written notice (honoring the Blackout Period) and Tenant shall be required to reduce its use and occupancy of the Premises by that portion of the Adjacent Area leased such other tenant (up to 73,506 square feet) and in such event, Tenant shall surrender the vacated portion of the Premises in a clean condition (as described in Exhibit D to this Lease) and in accordance with Article 26 of the Lease. Notwithstanding the reduction in square footage of the Premises, the Monthly Installment of Rent of $72,714.25 per month, the Tenant's Proportionate Share and all other terms and conditions of this Lease shall remain in full force and effect as stated herein. In such event, Landlord shall, at its cost, demise the new space to such tenant and separate the utilities from the Premises to such new space and in connection with such work Landlord will not unreasonably interfere with Tenant's ingress/egress rights to and from the Premises and to the loading dock areas located thereon. If any utilities are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly metered with other premises as determined by Landlord, in its sole discretion, to be reasonable. Tenant shall have the right, at its cost, to make alterations to the Premises (such as, by way of example, new pedestrian and warehouse entrances and loading dock areas) on account of such reduction in space, subject to Landlord's approval as to location and design only, such approval not to be unreasonably withheld or delayed.





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
43.   PARKING.

      In addition to the parking rights referred to in Paragraph 22 of Exhibit C, Landlord agrees that all code-required off-street parking (without variance, special exception or the like) applicable to any tenant(s) of the Adjacent Area must be satisfied by the total number of parking spaces on the Land less the Tenant's Proportionate Share as specified in paragraph 22 of Exhibit C.

LANDLORD:                               TENANT:

RREEF Mid-Cities Industrial L.P.,       Babbage's Etc. LLC, a Delaware
a Texas limited partnership             limited liability company

By:    RREEF Management Company,
       a California corporation

By:    /s/ Phyllis L. Palis             By:    /s/ R. Richard Fontaine
       --------------------------              ---------------------------
           Phyllis L. Palis
Title:     District Manager             Title: CEO
       --------------------------              ---------------------------

Dated: April 23, 1997                   Dated: 4/23/97
       --------------------------              --------------------------

By:    /s/ Robert Chapman
       --------------------------
           Robert Chapman
           Portfolio Manager




                                                                        --------
                                                                        Initials

                                    EXHIBIT A


                 attached to and made part of Lease bearing the
                  Lease Reference Date of March 6, 1997 between
 RREEF Mid-Cities Industrial L.P., a Texas limited partnership, as Landlord and
                Babbage's Etc. LLC, a Delaware company, as Tenant



                                    PREMISES

Exhibit A is intended to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord's rights set forth in Section 17.2 with respect to arrangements and/or locations of public parts of the Building, if any, and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.


                                     [chart]






                                                                        --------
                                                                        Initials

                                    EXHIBIT B


                 attached to and made part of Lease bearing the
                  Lease Reference Date of March 6, 1997 between
 RREEF Mid-Cities Industrial L.P., a Texas limited partnership, as Landlord and
                Babbage's Etc. LLC, a Delaware company, as Tenant



                               INITIAL ALTERATIONS

Tenant shall take the Premises in its "as-is" condition and Landlord shall have no obligation to make any improvements thereto.






                                                                        --------
                                                                        Initials

                                    EXHIBIT C


                 attached to and made part of Lease bearing the
                  Lease Reference Date of March 6, 1997 between
 RREEF Mid-Cities Industrial L.P., a Texas limited partnership, as Landlord and
                Babbage's Etc. LLC, a Delaware company, as Tenant


                              RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord which consent shall not be unreasonably withheld or delayed. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person or vendor chosen by Landlord.

2. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access to the Building of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants provided that nothing contained in this rule shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building except when necessary to make HVAC repairs.

4. If a directory of the Building is provided it will exclusively be for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

5. Landlord will furnish Tenant free of charge with two keys to the front door in the Premises. Landlord may make a reasonable charge for any additional keys, and Tenant shall not alter any lock or install a new or additional lock or bolt on any door of its Premises without Landlord's prior consent. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

6. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

7. Tenant shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position to all equipment, materials, furniture or other properly brought into the Building. Heavy objects shall, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space in the Building to such a degree as to be objectionable to Landlord or to any tenants shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

8. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not waste electricity, water or air conditioning.

9. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant




                                                                        --------
                                                                        Initials
shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

10. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown into any of them, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

11. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

12. Except as approved by Landlord, Tenant shall not excessively mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

13. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

14. Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

15. The requirements of Tenant will be attended to only upon appropriate application to the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

16. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

17. Landlord reserves the right to make such other reasonable rules and regulations non-discriminately and uniformly applied as in its judgment may from time to time be needed for safety and security, for care and cleanliness on the Building and for the preservation of good order in and about the Building. Tenant agrees to abide by all such reasonable rules and regulations in this Exhibit C stated and any additional rules and regulations which are adopted.

18. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

19. Tenant shall not at any time occupy any part of the leased premises or project as sleeping or lodging quarters.

20. No dogs, cats, fowl, or other animals (except for seeing eye dogs) shall be brought into or kept in or about the leased premises or project.

21. None of the parking, recreation or lawn areas entries, passages or doors shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas or such area be used by Tenant's agents, employees or invitees at any time for purposes inconsistent with their designation by Landlord.

22. During the Term, as the same may be extended in accordance with this Lease, Tenant shall have the right to use, on a non-exclusive basis with the other tenants in the Building, if any, Tenant's Proportionate Share of the parking spaces shown within the Land and more fully delineated on Exhibit A. Landlord agrees that it will use reasonable efforts to prevent parties other than Tenant, other tenant(s) of the Adjacent Area, if any, and their agents, employees, guests, visitors and invitees from using such parking spaces; provided, however, Landlord shall not be liable to Tenant in any way in the event that such other parties do use such parking spaces from time to time.

23. Tenant and its employees, agents and invitees shall park their vehicles, i.e., cars, trucks, only in those parking areas designated by Landlord. Tenant shall not leave any vehicle in a state of disrepair (including,




                                                                        --------
                                                                        Initials
without limitation, flat tires, out of date inspection stickers or license plates) on the leased premises or project. If Tenant or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Landlord, after posting written notice on the vehicle of such violation, shall have the right to remove such vehicles at vehicle owner's expense.

24. The areas located directly in front of the dock doors shall strictly be used for loading and unloading and shall not be used for additional parking. Semi-trailers and/or trucks may not block or obstruct the traffic flow of the parking lot.

25. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance or would unreasonably disturb, unreasonably interfere with, or endanger Landlord or any other tenants of the Building in which the Premises are a part.

26. Any signage Tenant desires for the Premises shall be subject to Landlord's written approval, such approval not to be unreasonably withheld, and shall be submitted to Landlord within 30 days of the Commencement Date of this Lease. Tenant's signage must in any event comply with all Applicable Laws. Tenant shall repair, paint and/or replace the building facia surface to which its signs are attached upon vacation of the Premises, or removal or alteration of its signage. Tenant shall not (i) make any changes to the exterior of the Building, (ii) install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or (iii) erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Building, without Landlord's prior written consent, such not to be unreasonably withheld. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Building shall conform in all respects to the criteria established by Landlord and Landlord acknowledges that all such items in place in the Premises as of the Commencement Date of this Lease are acceptable to Landlord in their current condition.





                                                                        --------
                                                                        Initials

                                    EXHIBIT D


                 attached to and made part of Lease bearing the
                  Lease Reference Date of March 6, 1997 between
 RREEF Mid-Cities Industrial L.P., a Texas limited partnership, as Landlord and
                Babbage's Etc. LLC, a Delaware company, as Tenant



                         ADDITIONAL SURRENDER CONDITIONS

Prior to vacating the Premises, it must be left in good, clean condition with all systems in good working order, subject to reasonable wear and tear and casualty excepted. The items that will be inspected by Landlord are listed below, but are not limited to the following:

1. Service and repair all heating and air conditioning equipment, exhaust fans and hot water heater. Provide Landlord's office with a copy of the inspection and service report provided by the mechanical contractor.

2. All lights in the office and warehouse must be working. Relamp and/or reballast the fixtures as necessary.

3.    Overhead doors must be serviced and repaired.

4. All exterior metal doors, including hardware should be serviced or replaced as necessary.

5. Repair all damaged sheetrock in the office area and in the warehouse along the demising walls.

6.    Office and warehouse floors should be left in good, clean condition.

7.    Fire sprinkler system (if available) must have a current year inspection.

8. Any exterior signage must be removed; repair and repaint the facia as necessary.

If the Tenant elects not to do any of the above, please note that the Landlord will have the necessary repairs made and deduct the expenses from the Security Deposit.





                                                                        --------
                                                                        Initials

                                    EXHIBIT E


                 attached to and made part of Lease bearing the
                  Lease Reference Date of March 6, 1997 between
 RREEF Mid-Cities Industrial L.P., a Texas limited partnership, as Landlord and
                Babbage's Etc. LLC, a Delaware company, as Tenant



                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT


      THIS AGREEMENT is dated the ___ day of _________________ 19____, and is made by and among _________________________, having an address, ___________________________ ("Mortgagee"), _______________________________,
having an address of ________________________ ("Tenant"), and
_______________________________, having an address of ________________________
("Landlord").


                                    RECITALS:

      A. Tenant has entered into a lease ("Lease") dated __________________, 19_____ with ______________________________________ as lessor ("Landlord"), covering the premises known as __________________________________________ (the
"Premises") within the property known as ______________________________________, more particularly described as shown on Exhibit A, attached hereto (the "Real Property").

      B. Mortgagee has made, or has agreed to make, a mortgage loan secured by a mortgage of the Real Property (the "Mortgage"), and the parties desire to set forth their agreement herein.

      THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1. The Lease and all extensions, renewals, replacements or modifications thereof are and shall be subject and subordinate to the lien of the Mortgage and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

            2. Tenant shall attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (any extensions, if exercised) of the term of the Lease on the same terms and conditions set forth in the Lease.

            3. If it becomes necessary to foreclose the Mortgage, Mortgagee or any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), shall neither terminate the Lease nor join Tenant in summary or foreclosure proceedings so long as Tenant is not in default under any of the terms, covenants, or conditions of the Lease beyond any grace periods provided in the Lease.

            4. If Mortgagee (or any purchaser at foreclosure sale) succeeds to the interest of Landlord under the Lease, Mortgagee (or any purchaser at foreclosure sale) shall perform all obligations of Landlord under the Lease, provided, however:

            a. If Tenant gives Mortgagee written notice of a default by Landlord under the Lease prior to Mortgagee's (or such other party's) acquisition of title to the Real Property, Tenant will retain any and all rights of abatement, setoff or counterclaim accruing to Tenant under the Lease, if any, for reasons of such notified default, regardless of the ownership status of the Real Property; provided further, however, Tenant will not be entitled to recover a money judgement against Mortgagee (or such other party) for the acts or omissions of Landlord (or any prior Landlord) except by way of offset, setoff or counterclaim against amounts sought from Tenant by Mortgagee (or such other party);




                                                                        --------
                                                                        Initials

            b. Should Tenant not give Mortgagee written notice of default as provided in subparagraph (a) above, neither Mortgagee nor such other party will be liable for any act or omission of any prior landlord under the Lease (including Landlord) unless such act or omission is continued by Mortgagee or such other party after the Mortgagee's (or such other party's) acquisition of title to the Real Property, and then Mortgagee (or such other party) will only be liable for the setoff, abatement or counterclaim rights accruing and continuing subsequent to such acquisition;

            c. Except as provided in subparagraphs (a) and (b) above, Mortgagee shall not be subject to any offsets or defenses that Tenant might have against any prior landlord (including Landlord);

            d. Mortgagee shall not be bound by any rent or additional rent that Tenant might have paid for more than the current month to any prior landlord (including Landlord);

            e. Mortgagee shall not be bound by any amendment, modification, or termination of the Lease made without Mortgagee's consent;

            f. Mortgagee shall not be personally liable under the Lease, Mortgagee's liability thereunder being limited to its interest in the Real Property; or

            g. Mortgagee shall not be bound by any notice of termination given by Landlord to Tenant without Mortgagee's prior written consent thereto.

            5. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

            6. Tenant shall give Mortgagee simultaneously, by certified mail, return receipt requested, or by commercial overnight delivery service, a copy of any notice of default served on Landlord, at Mortgagee's address set forth above or at such other address as to which Tenant has been notified in writing. If Landlord shall have failed to cure such default within the time provided for in the Lease, then Mortgagee shall have an additional ten (10) days within which to cure any default capable of being cured by the payment of money and an additional thirty (30) days within which to cure any other default or if such default due to its nature cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such thirty (30) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), but in no event greater than sixty (60) days from the date of default, in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

            7. Landlord has agreed under the Mortgage and other loan documents that rentals payable under the Lease shall be paid directly by Tenant to Mortgagee upon an event of default by Landlord under the Mortgage. After receipt of notice from Mortgagee to Tenant, at the address set forth above or at such other address as to which Mortgagee has been notified in writing, that rentals under the Lease should be paid to Mortgagee, Tenant shall pay to Mortgagee all monies due or to become due to Landlord under the Lease from and after the date that is ten (10) days subsequent to Tenant's receipt of such notice. Tenant shall have no responsibility to ascertain whether such demand by Mortgagee is permitted under the Mortgage, or to inquire into the existence of an event of default. Landlord hereby waives any right, claim, or demand it may now or hereafter have against Tenant by reason of such payment to Mortgagee, and any such payment shall discharge the obligations of Tenant to make such payment to Landlord.

            8. Tenant declares, agrees and acknowledges that Mortgagee, in making disbursements pursuant to any agreement relating to the Loan, is under no obligation or duty to, nor has Mortgagee represented that it will, see to the application of such proceeds by the person or persons to whom Mortgagee disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement shall not defeat the subordination herein made in whole or in part.






                                                                        --------
                                                                        Initials

      IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.

                                        MORTGAGEE:

                                        ------------------------------------

Date:                                   By:
     -----------------------------         ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------


                                        TENANT:



Date:                                   By:
     -----------------------------         ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------


                                        LANDLORD:



Date:                                   By:
     -----------------------------         ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------


                                  [CORPORATION]


[STATE OF _________________________]                )
                                                    ) ss.
[COUNTY OF ________________________]                )


      On this _______ day of _______________ in the year ________ before me,
_________________, a Notary Public, the undersigned officer, personally appeared
_______________________________, who acknowledged himself to be the
_________________________ of ____________________________, a corporation, and the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year aforesaid.


                                        ---------------------------------------
                                        Notary Public


                                  [PARTNERSHIP]

STATE OF ________________)
                         ) ss.
COUNTY OF _______________)


      On this ______ day of ______________, 19___, before me,
________________________, a Notary Public of said State, duly commissioned and sworn, personally appeared _______________________, known to me (or proved to me on the oath of ___________________________) to be a general partner of a limited partnership that executed the within instrument, and acknowledged to me that such partnership executed the same.


                                        ---------------------------------------
                                        Notary Public in and for said State





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                                                                        Initials
                                       -3-